                                                                    ITEM 10(lll)


             REDEMPTION RIGHTS AGREEMENT (SERIES C PREFERRED UNITS)

         Redemption Rights Agreement, dated November 27, 2002, among GGP Limited Partnership, a Delaware limited partnership (together with its successors and assigns, the "Partnership"), General Growth Properties, Inc., a Delaware corporation (together with its successors and assigns, the "General Partner"), and JSG, LLC, a Delaware limited liability company (together with its successors and assigns, the "Contributing Party").

                                 R E C I T A L S

         WHEREAS, the General Partner is the general partner of the Partnership;

         WHEREAS, pursuant to that certain Contribution and Sale Agreement dated as of October 18, 2002 (as the same has been amended and may be further amended from time to time, the "Purchase Agreement"), among the Partnership, the Contributing Party and the other parties thereto, the Contributing Party is being admitted as a limited partner of the Partnership and the Partnership is issuing to it 7% Series C Cumulative Convertible Preferred Units of limited partnership in the Partnership (such units that are being issued pursuant to the Purchase Agreement or any other securities issued in substitution therefor (other than Common Units, as defined below) pursuant to the Series C Preferred Unit Designation (as defined below), the "Series C Preferred Units"); and

         WHEREAS, the parties desire to set forth herein the terms and conditions upon which the Contributing Party may cause the Partnership to redeem its Series C Preferred Units.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Acts" shall mean the Securities Act and the Exchange Act, collectively.

         "Affiliates" shall mean "affiliates" as defined pursuant to the Securities Act and the regulations promulgated thereunder.

         "Business Day" shall mean any day upon which commercial banks are open for business in Chicago, Illinois.

         "Cash Purchase Price" shall mean, with respect to any redeemed or purchased Series C Preferred Units, an amount of cash equal to the product of
(i) the $50 base liquidation preference per Series C Preferred Unit plus an amount equal to all accumulated and unpaid distributions (whether or not earned or declared) with respect thereto multiplied by (ii) the number of such redeemed or purchased Series C Preferred Units.

         "Certificate of Incorporation" shall mean the Certificate of Incorporation of the General Partner, as the same may be amended from time to time.

         "Claims" shall have the meaning set forth in Section 4.1(c).

         "Closing Price" shall have the meaning set forth in the Partnership Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor code.

         "Common Stock" shall mean the common stock, par value $.10 per share, of the General Partner.

         "Common Units" shall mean common units of limited partnership in the Partnership.

         "Common Units Redemption Rights Agreement" shall mean that certain Redemption Rights Agreement (Common Units) dated the date hereof, among the parties hereto.

         "Common Unit Value" shall have the meaning set forth in the Series C Preferred Unit Designation.

         "Conversion Price" shall have the meaning set forth in the Series C Preferred Unit Designation.

         "Demand Notice" shall have the meaning set forth in Section 4.1(c).

         "Demand Resale Registration Statement" shall have the meaning set forth in Section 4.1(c).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

         "Exchange Act Reporting Company" shall mean any corporation or other entity which is subject to the reporting requirements of the Exchange Act.

         "Issuance Registration Statement" shall have the meaning set forth in
Section 4.1(a).

         "Liens" shall mean liens, pledges, security interests, mortgages, encumbrances and other claims of any type or kind.

         "Major Transaction Event" shall mean, with respect to the General Partner, (a) a reclassification, capital reorganization or other similar change regarding or affecting outstanding Shares other than a reclassification, capital reorganization or other similar change for which adjustment is made by operation of the definition of Share Purchase Price; (b) a merger or consolidation of the General Partner with one or more other corporations or entities, other than a merger pursuant to which the General Partner is the surviving corporation and the outstanding Shares are not affected, (c) a sale, lease or exchange of all or substantially all of the General Partner's assets or (d) the liquidation, dissolution or winding up of the General Partner.

         "Notice" shall have the meaning set forth in Section 3.2.

         "Partnership Agreement" shall mean that certain Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 1, 1998, as previously amended and as the same may be further amended from time to time.

         "Person" shall mean any natural person, corporation, partnership, association, limited liability company, trust or other entity.

         "Preferred Stock" shall mean the 7% Cumulative Convertible Preferred Stock, Series H, $100 par value per share, of the General Partner.

         "Preferred Units" shall mean preferred units of limited partnership in the Partnership, including Series C Preferred Units, that have been issued prior hereto or are issued hereafter.

         "Prospectus" shall mean, with respect to any Registration Statement, the prospectus constituting a part thereof, as amended or supplemented.

         "Purchase Agreement" shall have the meaning set forth in the recitals.

         "Purchase Price" shall mean the Cash Purchase Price or the Share Purchase Price, or a combination thereof.

         "Redemption Exercise Following Death" shall have the meaning set forth in Section 2(b).

         "Redemption Rights" shall have the meaning set forth in Section 2.

         "Registration Statements" shall have the meaning set forth in Section 4.1(g).

         "REIT" shall mean real estate investment trust as such term is defined under the Code.

         "REIT Requirements" shall have the meaning set forth in the Partnership Agreement, as the same may change from time to time.

         "Resale Registration Statement" shall have the meaning set forth in
Section 4.1(c).

         "Rights" shall have the meaning set forth in Section 6(a).

         "SEC" shall mean the Securities and Exchange Commission.

          "Section 4.1(b) Resale Registration Statement" shall have the meaning set forth in Section 4.1(b).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor statute.

         "Series C Preferred Units" shall have the meaning set forth in the recitals.

         "Series C Preferred Unit Designation" shall mean Schedule A to the amendment to the Partnership Agreement that is being executed and delivered concurrently herewith.

         "Share Purchase Price" shall mean, with respect to the exercise of any Redemption Rights and subject to the provisions of Section 6(c), a number of Shares equal to the quotient of (a) the product of (x) the $50 base liquidation preference per Series C Preferred Unit and (y) the number of Series C Preferred Units being redeemed or purchased, divided by (b) the $1,000 base liquidation preference per Share; provided, however, that, in the event the General Partner, after the date of this Agreement, issues to all holders of Shares rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase Shares (other than Rights referred to in Section 6(a)) or any other securities or property (other than distributions paid in cash), then the Share Purchase Price also shall include such rights, options, warrants or convertible or exchangeable securities or other securities or property that a holder of that number of Shares would have been entitled to receive had such holder held such Shares immediately prior to the time holders of Shares became entitled thereto (except to the extent that provision otherwise has been made for such holder to receive such rights, options, warrants or convertible or exchangeable securities or other securities or property or similar rights, options, warrants or convertible or exchangeable securities in respect of Series C Preferred Units or adjustment otherwise has been made in respect thereof).

         "Shares" shall mean shares of the Preferred Stock.

         "Specified Partnership Agreement Provisions" shall mean (a) Article VIII of the Partnership Agreement and (b) restrictions with respect to Preferred Units of the types contained in Sections 5 and/or 6 of the Series C Preferred Unit Designation.

         "Terminal Date" shall have the meaning set forth in Section 2(b).

         "Window Period" shall mean the period consisting of the fourteen calendar days immediately preceding the first anniversary of the date hereof and the fourteen calendar days immediately following such first anniversary.

         2.   Grant of Redemption Rights.

         (a) Upon the terms and subject to the conditions contained herein, the Partnership does hereby grant to the Contributing Party, and the Contributing Party does hereby accept, the right, but without obligation on the part of the Contributing Party, to require the Partnership to redeem from time to time part or all of the Series C Preferred Units of the Contributing Party for the Cash Purchase Price with respect to such Series C Preferred Units ("Redemption Rights").

         (b) Notwithstanding the provisions of Section 2(a), the General Partner may, in its sole and absolute discretion, assume and satisfy the obligation of the Partnership with respect to the Contributing Party's exercise of a Redemption Right by paying to the Contributing Party, at the General Partner's election (which may be exercised in the General Partner's sole discretion), either the Cash Purchase Price or the Share Purchase Price (or a combination thereof) with respect to the Series C Preferred Units for which the Contributing Party exercised its Redemption Rights; provided, however, that the General Partner may not pay the Share Purchase Price with respect to the exercise of a Redemption Right as to Series C Preferred Units if such exercise is made within ninety (90) days following the death of the holder thereof or, if the holder thereof is a revocable or grantor trust, the death of the grantor of such trust (such exercise, a "Redemption

Exercise Following Death"); provided further, however, that the foregoing proviso shall not apply if a Redemption Exercise Following Death is made after the earlier of (i) the third anniversary of the date hereof and (ii) the last day of any consecutive 90-calendar day period during which the Common Unit Value on each trading day during such 90-day period exceeds the Conversion Price then in effect (the "Terminal Date"). For avoidance of doubt, the intent of the foregoing two provisos is to require the Partnership or the General Partner to pay the Cash Purchase Price in connection with a Redemption Exercise Following Death made before the Terminal Date. If the General Partner assumes such obligations with respect to the exercise by the Contributing Party of a Redemption Right as to certain Series C Preferred Units and makes the required payment of the Share Purchase Price, the Cash Purchase Price or any combination thereof, then the Partnership shall have no obligation to pay any amount to the Contributing Party with respect to the exercise of a Redemption Right for such Series C Preferred Units, and any Series C Preferred Units purchased shall be owned by the General Partner for all purposes.

         (c) If the General Partner shall assume and satisfy the obligations of the Partnership with respect to the exercise of a Redemption Right by the Contributing Party, the Partnership, the Contributing Party and the General Partner each shall treat the transaction between the General Partner and the Contributing Party as a sale of the Contributing Party's Series C Preferred Units (or a portion thereof) to the General Partner for federal income tax purposes.

         (d) Upon the redemption or purchase of part or all of the Contributing Party's Series C Preferred Units and the payment of the Purchase Price with respect thereto, such Person shall be deemed withdrawn as a Partner in the Partnership to the extent of the Series C Preferred Units redeemed or purchased and shall have no further rights or obligations under this Agreement with respect to such redeemed or purchased Series C Preferred Units; provided, however, that the Contributing Party's rights under this Agreement with regard to any other Series C Preferred Units will continue in full force and effect.

         (e) No fractional Shares shall be issued hereunder. In lieu of fractional Shares, the General Partner shall pay cash based on the per Share liquidation preference on the relevant closing date.

         3.   Exercise of Redemption Rights.


         3.1 Time for Exercise of Redemption Rights. The Contributing Party may exercise its Redemption Rights in whole or in part and at any time and from time to time on or after the first anniversary of the date hereof; provided, however, that the Redemption Rights may not be exercised at any one time by the Contributing Party with respect to less than 1,000 Series C Preferred Units (or all the Series C Preferred Units then owned by the Contributing Party if the Contributing Party owns less than 1,000 Series C Preferred Units) or in the event that such exercise of Redemption Rights (or the assignment of Series C Preferred Units or delivery of either the Cash Purchase Price or the Share Purchase Price with respect thereto) violates the Specified Partnership Agreement Provisions or applicable law. Once given, a Notice shall be irrevocable subject to the payment of the Purchase Price for the Series C Preferred Units specified therein in accordance with the terms hereof.

         3.2 Method of Exercise; Etc. The Redemption Rights shall be exercised by delivery to the Partnership of (a) written notice (the "Notice") in the form of Exhibit A specifying the number of the Series C Preferred Units to be redeemed and the name or names (with address) in which any Shares issuable upon such exercise shall be registered if different than the Contributing Party and (b) the certificates, if any, representing such Series C Preferred Units. Notwithstanding anything to the contrary contained herein, (a) in the event that
(i) all of the Series C Preferred Units of any deceased Person, or the Series C Preferred Units of any partnership, limited liability company or pass-through entity that are allocable to a deceased partner, member or other Person, have not been converted into Common Units on or prior to the date of death of such Person, and (ii) the exercise of the Redemption Rights with respect to said Series C Preferred Units as of the date of death shall not result in the recognition of gain for federal income tax purposes by any party, the Partnership shall have the right to require the Contributing Party (or its legal representative) or such partnership, limited liability company or other pass-through entity to exercise the Redemption Rights as to all of such Series C Preferred Units (other than those Units as to which Redemption Rights previously have been exercised) and to take any and all necessary action hereunder to effect such required exercise (but, in the event of any exercise of Redemption Rights by a holder of Series C Preferred Units that is required pursuant to this sentence, the General Partner must assume and satisfy the obligations of the Partnership with respect thereto as provided in Section 2(b) and deliver the Share Purchase Price with respect thereto); provided, however, that the General Partner may not require any holder of Series C Preferred Units to exercise Redemption Rights pursuant to this sentence during any period in which such holder would have the right to make a Redemption Exercise Following Death pursuant to Section 2(b).

         3.3 Closing. The closing of the redemption or purchase and sale pursuant to an exercise of the Redemption Rights by the Contributing Party shall occur within 30 days following the giving of the Notice. The Contributing Party shall execute such other documents as the General Partner may reasonably require in connection with the closing of such redemption or purchase and sale.

         3.4 Payment of Cash or Issuance of Shares. At the closing of the redemption or purchase and sale of Series C Preferred Units pursuant to an exercise of Redemption Rights by the Contributing Party, the Partnership shall deliver to the Contributing Party the Cash Purchase Price by check or, in the event that the General Partner has assumed the obligations of the Partnership with respect to such exercise of Redemption Rights, the General Partner shall deliver to the Contributing Party, at the election of the General Partner (which may be exercised in the General Partner's sole discretion) either (a) the Cash Purchase Price by check or (b) certificates representing the Shares and any other securities and/or other property constituting the Share Purchase Price, together with cash in lieu of the issuance of any fraction of a Share as provided in Section 2(e), or a combination thereof. In addition, in the event that the General Partner has assumed the obligations of the Partnership with respect to such exercise of Redemption Rights and delivers the Share Purchase Price, the General Partner also shall pay to the Contributing Party the accumulated and unpaid distributions in respect of the Series C Preferred Units that are acquired by the General Partner.

         4.   Matters Relating to Shares.

         4.1     Registration.

         (a) The General Partner shall (i) prepare, file and use reasonable best efforts to cause to become effective as soon as practicable thereafter a registration statement (the "Issuance Registration Statement"), which may be on Form S-3, under the Securities Act relating to the Shares to be issued upon exercise of the Redemption Rights and full satisfaction of the Redemption Rights by delivery of Shares and/or the shares of common stock to be issued upon their conversion (all of such shares referred to hereinafter in this Section 4.1 as the "Shares") and (ii) prepare and file with the SEC such amendments and supplements to the Issuance Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Issuance Registration Statement effective and to comply with the provisions of the Securities Act. The General Partner shall file the Issuance Registration Statement during the Window Period.

         (b) In the event that, for any reason, the General Partner (i) is unable to cause the Issuance Registration Statement to be declared effective by the SEC within ninety (90) days following the filing date thereof or (ii) otherwise determines that it will be unable to cause the Issuance Registration Statement to be declared effective by the SEC within such ninety (90) day period or that it will be unable or impracticable to keep the Issuance Registration Statement continuously effective, the General Partner shall file with the SEC, within thirty (30) days after the earlier of such ninetieth day and the date of such determination, a registration statement on Form S-3 or other appropriate registration form with the SEC covering the resale by Contributing Party of such Shares and shall use its reasonable best efforts to cause such registration statement (the "Section 4.1(b) Resale Registration Statement") to become effective as soon as practicable thereafter. Following the effective date of the
Section 4.1(b) Resale Registration Statement and until the Shares covered by the
Section 4.1(b) Resale Registration Statement have been sold or are eligible for resale under Rule 144(k) promulgated under the Securities Act, the General Partner shall keep the Section 4.1(b) Resale Registration Statement current, effective and available for the resale by Contributing Party of the Shares delivered to it pursuant hereto.

         (c) If the Issuance Registration Statement is not effective for any reason, Shares are issued to the Contributing Party without registration under the Securities Act and a Section 4.1(b) Resale Registration Statement covering the resale of such Shares is not effective, the General Partner shall, upon the written request of any Contributing Party (a "Demand Notice"), cause to be filed as soon as practicable after the date of such request by such Contributing Party a registration statement (a "Demand Resale Registration Statement" and each of a Demand Resale Registration Statement and a Section 4.1(b) Resale Registration Statement is hereinafter sometimes referred to as a "Resale Registration Statement") in accordance with Rule 415 under the Securities Act (or such other rule as is applicable to the proposed sale) relating to the sale by such Contributing Party of all or a portion of the Shares held by such Contributing Party in accordance with the terms hereof, and shall use reasonable best efforts to cause such Demand Resale Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The General Partner agrees to use its reasonable best efforts to keep the Demand Resale Registration Statement continuously effective, after its date of effectiveness, with respect to the Shares of the requesting Contributing Party until the earlier of (a) the date on which all of the Shares covered by the Demand Resale Registration Statement have been sold and (b) the date on which all of the Shares held by such Contributing Party have become eligible for sale pursuant to Rule 144(k) (or any successor provision).

         (d) During the time period when a Resale Registration Statement is required to be current, effective and available under this Section 4.1, the General Partner also shall:

                  (i) promptly prepare and file with the SEC such amendments and supplements to such Resale Registration Statement and the Prospectus relating thereto, as may be necessary to keep such Resale Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale of the Shares covered by such Resale Registration Statement whenever Contributing Party shall desire to sell or otherwise dispose of the same but in no event beyond the period in which the Registration Statement is required to be kept in effect. Upon ten (10) business days' notice, the General Partner shall file any supplement or post-effective amendment to such Resale Registration Statement with respect to the plan of distribution or a Contributing Party's ownership interests in its Shares that is reasonably necessary to permit the sale of such Contributing Party's Shares pursuant to such Resale Registration Statement;

                  (ii) furnish to Contributing Party, without charge, such number of authorized copies of the Prospectus relating thereto, and any amendments or supplements to such Prospectus, in conformity with the requirements of the Securities Act, and such other documents as Contributing Party may reasonably request in order to facilitate the public sale or other disposition of the Shares owned by Contributing Party;

                  (iii) register or qualify the securities covered by such Resale Registration Statement under state securities or blue sky laws of such jurisdictions as are reasonably required to effect a sale thereof and do any and all other acts and things which may be necessary or appropriate under such state securities or blue sky laws to enable Contributing Party to consummate the public sale or other disposition in such jurisdictions of such securities;

                  (iv) before filing any amendments or supplements to such Resale Registration Statement or the Prospectus relating thereto, furnish copies of all such documents proposed to be filed to the Contributing Party, who shall be afforded a reasonable opportunity to review and comment thereon; provided, however, that all such documents shall be subject to the approval of the Contributing Party insofar as they relate to information concerning the Contributing Party (including, without limitation, the proposed method of distribution of Contributing Party's securities);

                  (v) notify Contributing Party promptly (A) when such Resale Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (B) of any request by the SEC or any state securities authority for amendments and supplements to such Resale Registration Statement and the Prospectus relating thereto or for additional information, and (C) of the happening of any event during the period such Resale Registration Statement is effective which in the judgment of the General Partner makes any statement made in such Resale Registration Statement or such Prospectus untrue in any material respect or which requires the making of any changes in such Resale Registration Statement or such Prospectus in order to make the statements therein not misleading;

                  (vi) cooperate with Contributing Party to facilitate the timely preparation and delivery of certificates representing Shares being sold, which certificates shall not bear any restrictive legends provided the Shares evidenced thereby have been sold in a manner permitted by the Prospectus relating to such Resale Registration Statement;

                  (vii) upon the occurrence of any event contemplated by clause
         (v)(C) above, promptly prepare and file a supplement or post-effective amendment to such Resale Registration Statement or the Prospectus relating thereto or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the obligation to prepare and file any such supplement or post-effective amendment shall be suspended if the General Partner, relying upon advice of counsel, determines that disclosure of any information required to be included therein would be adverse to its interests, but such suspension (A) shall not extend beyond sixty (60) days with respect to any such specified event and (B) shall not occur more than twice during any period of twelve (12) consecutive months; and

                  (viii) promptly notify each Contributing Party of, and confirm in writing, (A) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation of any proceedings for that purpose, or (ii) if, between the effective date of any such Resale Registration Statement and the sale of the Shares to which it relates, the General Partner receives any notification with respect to the suspension of the qualification of the Shares or initiation of any proceeding for such purpose. The General Partner shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest practicable time.

         (e) The General Partner hereby agrees to indemnify and hold harmless Contributing Party and each person, if any, who controls Contributing Party (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all losses, claims, damages, costs and expenses (including reasonable attorneys' fees) ("Claims") to which Contributing Party or such controlling person may become subject, under the Securities Act or otherwise, caused by any untrue statement or alleged untrue statement of a material fact contained in any Resale Registration Statement or the Prospectus relating thereto or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Contributing Party and each such controlling person for any legal or other expenses reasonably incurred by such Contributing Party in connection with investigating or defending any such loss as such expenses are incurred; provided, however, that the General Partner shall not be liable insofar as any such losses, claims, damages, costs and expenses (including reasonable attorneys' fees) are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the General Partner by any Contributing Party expressly for use therein. Each Contributing Party agrees to indemnify and hold harmless the General Partner and each person, if any, who controls the General Partner (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all Claims to which the General Partner or such controlling person may become subject, under the Securities Act or otherwise, caused by any untrue statement or omission or alleged untrue statement or omission based upon such information furnished in writing to the General Partner by such Contributing Party.

         (f) Each Contributing Party agrees that, upon receipt of any notice from the General Partner of the happening of any event of the kind described in clause (d)(v)(C) above and without waiving any rights under clause (d)(vii) above, such Contributing Party will forthwith discontinue disposition of securities pursuant to any Resale Registration Statement until Contributing Party's receipt of the copies of the supplemented or amended Prospectus contemplated by clause (d)(vii) above.

         (g) The General Partner shall bear all expenses relating to filing the Issuance Registration Statement and each Resale Registration Statement (collectively, the "Registration Statements") and keeping the Registration Statements current, effective and available; provided, however, that the General Partner shall not be responsible for any brokerage fees or underwriting commissions due and payable in connection with the sale of Shares.

         (h) Notwithstanding anything to the contrary contained herein, the General Partner shall have no obligation to keep any Registration Statement effective if the status of the General Partner (or its successor) as an Exchange Act Reporting Company is terminated.

         4.2 Reservation of Shares. At all times while the Redemption Rights are outstanding, the General Partner shall reserve for issuance such number of Shares as may be necessary to enable the General Partner to issue Shares in full satisfaction of all Redemption Rights which are from time to time outstanding (assuming that there are no limitations as to the ownership of such Shares under the Certificate of Incorporation which relate to compliance with the REIT Requirements and that the General Partner elected to pay the Share Purchase Price with respect to all such Redemption Rights).

         4.3 Fully Paid and Non-Assessable. All Shares which may be issued upon exercise of the Redemption Rights shall be duly and validly issued and fully paid and non-assessable.

         5. Transfer and Similar Taxes. The General Partner shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Preferred Stock or other securities or property pursuant hereto; provided, however, that the General Partner shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Preferred Stock or other securities or property in a name other than that of the holder of the Preferred Units to be exchanged, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the General Partner the amount of any such tax or established, to the reasonable satisfaction of the General Partner, that such tax has been paid.

         6.   Anti-Dilution and Adjustment Provisions.

         (a) If at any time the holders of Shares are entitled to any right (a "Right") to subscribe pro rata for additional securities of the General Partner, whether Preferred Stock or other classifications, or for any other securities or interests that the Contributing Party would have been entitled to subscribe for if, immediately prior to such grant, the Contributing Party had exercised its Redemption Rights and received the Share Purchase Price in payment thereof, in lieu of any adjustment under any other subsection of this Section 6 or other provision of this Agreement and except to the extent that provision otherwise has been made for the Contributing Party to receive such Right or a similar right in respect of the Series C Preferred Units, the Contributing Party also shall receive from the General Partner, prior to or concurrent with the time such Right becomes exercisable, the same Right that the Contributing Party would have been entitled to if the Contributing Party had exercised its Redemption Rights in full and received the Share Purchase Price in satisfaction thereof immediately prior to the time holders of Shares became entitled to such Right.

         (b) Upon the occurrence of a Major Transaction Event, the General Partner shall cause effective provision to be made so that, upon exercise of the Redemption Rights by the Contributing Party and the election of the General Partner to pay the Purchase Price at any time following such Major Transaction Event by means of the Share Purchase Price, the Contributing Party shall have the right to acquire, in lieu of the Shares which otherwise would have been issued to the Contributing Party, the kind and amount of shares of stock and other securities and property (and the provisions contained in Section 4.1 shall apply anew to the extent that such securities are of a class of securities of the General Partner or its successor that are registered under the Exchange Act) and interests as would be issued or payable with respect to or in exchange for the number of Shares constituting the Share Purchase Price as if such Redemption Rights had been exercised and the General Partner had satisfied the Redemption Rights by delivery of the Share Purchase Price immediately before such Major Transaction Event.

         (c) The Partnership shall give written notice to the Contributing Party of any Major Transaction Event promptly after such Major Transaction Event is announced to the public.

         (d) Notwithstanding anything to the contrary contained herein, the adjustment provisions contained in this Agreement shall be applied so that there is no duplication of adjustments made pursuant to any other document. The provisions of this Section 6 shall apply to successive events that may occur from time to time but only shall apply to a particular event if it occurs prior to the exercise in full of the Redemption Rights or the liquidation of the Partnership. Nothing contained herein shall prevent or otherwise limit the liquidation of the Partnership pursuant to the Partnership Agreement, as amended from time to time.

         (e) Whenever the Conversion Factor is adjusted as herein provided, the General Partner shall compute the adjusted Conversion Factor in accordance with this Section 6 and shall prepare a certificate signed by the chief financial officer of the General Partner setting forth the adjusted Conversion Factor and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the offices of the General Partner.

         7.   Miscellaneous Provisions.




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





         7.1 Notices. All notices or other communications given pursuant to this Agreement, including without limitation any Notice, shall be sent to the party to whom or to which such notice is being sent, by certified or registered mail, return receipt requested, commercial overnight delivery service, facsimile or delivered by hand with receipt acknowledged in writing and otherwise as set forth in this Section 7.1. All notices (a) shall be deemed given when received or, if mailed as described above, after 5 Business Days or, if sent by facsimile, upon receipt of confirmed answerback and (b) may be given either by a party or by such party's attorneys. For purposes of this Section 7.1, the addresses of the parties shall be, in the case of the Partnership and the General Partner, 110 N. Wacker Drive, Chicago, Illinois 60606, facsimile number
(312) 960-5463, Attention: Bernard Freibaum (with a copy to Neal, Gerber & Eisenberg, Two North LaSalle Street, Suite 2200, Chicago, Illinois 60602, Attn:
Marshall E. Eisenberg, facsimile number (312) 269-1747), and, in the case of the Contributing Party, as set forth on the records of the Partnership. The address of any party may be changed by a notice in writing given in accordance with the provisions hereof.

         7.2 Assignment. The rights of the Contributing Party hereunder (including the Redemption Rights) shall automatically devolve upon any Person to the extent that such Person holds Series C Preferred Units, and becomes a substituted partner with respect to such Series C Preferred Units, in accordance with the Partnership Agreement and delivers to the Partnership a written instrument, in form reasonably satisfactory to the Partnership, pursuant to which such Person agrees to be bound by the terms hereof (but the rights of the Contributing Party hereunder are not otherwise assignable). All references herein to Contributing Party shall be deemed to be references to each assignee pursuant to this paragraph. Subject to the provisions of Section 6, the General Partner may assign this Agreement in connection with a Major Transaction Event without the consent of the Contributing Party, provided that no such assignment shall relieve the General Partner of its obligations under this Agreement.

         7.3 Binding Effect. Except as otherwise set forth herein, this Agreement shall be binding upon, and inure to the benefit of, the parties and their successors and permitted assigns.

         7.4 Amendments. The provisions of this Agreement may be amended only with the written consent of the Partnership, the General Partner and the holders of at least a majority of the issued and outstanding Series C Preferred Units.

         7.5 Governing Law. This Agreement shall be governed by the laws of the State of Delaware (without regard to its conflicts of law principles).

         7.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one document.

         7.7 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior written or oral understandings and/or agreements among them with respect thereto.

         7.8 Pronouns; Headings; Etc. As used herein, all pronouns shall include the masculine, feminine and neuter, and all terms shall include the singular and plural thereof wherever the context and facts require such construction. The headings herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. Any references in this Agreement to a "Section" or "Exhibit" shall refer to a Section or Exhibit of this Agreement unless otherwise specified.

         7.9 Survival. The representations, warranties and covenants contained herein or made pursuant hereto shall survive the execution and delivery of this Agreement and the closing of any redemption or purchase and sale pursuant to an exercise of Redemption Rights hereunder.

         7.10 Further Assurances. Each of the parties shall hereafter execute and deliver such other instruments and documents and do such further acts and things as may be required or useful to carry out the purposes of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

CONTRIBUTING PARTY:

JSG, LLC, a Delaware limited liability company



By       /s/ Daniel W. Donahue
  ------------------------------------------
    Daniel W. Donahue, Managing Member


PARTNERSHIP:

GGP LIMITED PARTNERSHIP, a Delaware limited partnership

By:   General Growth Properties, Inc., a Delaware
      corporation, its general partner


      By:     /s/ Bernard Freibaum
         -----------------------------------
         Bernard Freibaum
         Executive Vice President



GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.
a Delaware corporation



By:      /s/ Bernard Freibaum
   -----------------------------------------
    Bernard Freibaum
    Executive Vice President

                                    EXHIBIT A

                              Notice of Redemption


         The undersigned hereby irrevocably (i) exercises its Redemption Rights as to ___________ Series C Preferred Units (the "Transferred Units") in GGP Limited Partnership (the "Partnership") in accordance with the terms of that certain Redemption Rights Agreement (Series C Preferred Units), dated November 27, 2002 (the "Agreement"), among the Partnership, General Growth Properties, Inc. (the "General Partner"), and JSG, LLC, (ii) transfers and surrenders such Transferred Units and all right, title and interest of the undersigned therein to the party, which shall be either the Partnership or the General Partner, that shall purchase or redeem such Transferred Units pursuant to the Agreement, and
(iii) directs that the Cash Purchase Price or Share Purchase Price payable upon exercise of the Redemption Right be delivered to the address specified below and, if the Share Purchase Price is to be delivered, the Shares shall be registered or placed in the name(s) and at the address(es) specified below. Attached hereto are the certificates, if any, representing the Transferred Units.

         The undersigned hereby represents, warrants and certifies that, as of the date hereof and as of the closing of the purchase or redemption of the Transferred Units pursuant to the exercise of Redemption Rights effected hereby,
(i) that the undersigned has good and marketable title to the Transferred Units, free and clear of all Liens, (ii) that the undersigned has the full right, power and authority to transfer and surrender the Transferred Units as provided herein and such transfer and surrender has been authorized by all necessary action and
(iii) that the undersigned has obtained the consent or approval of all persons or entities, if any, having the right to consent to or approve such transfer and surrender.

         Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

Dated:
         --------------------

                                         [NAME OF PERSON]



                                         By:
                                            ------------------------------------
                                         Its:
                                             -----------------------------------


                                         ---------------------------------------
                                         (Street Address)

                                         ---------------------------------------
                                         (City, State, Zip Code)

                                         Signature Guaranteed By:

                                         ---------------------------------------



If Shares are to be issued, issue to:






Please insert social security or identifying number:



                                      -2-